UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2005

MGN TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of incorporation)

000-50919

(Commission File Number)

N/A

(IRS Employer Identification No.)

314-837 West Hastings Street, Vancouver, British Columbia, Canada V6C 3N6

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (604)-642-6410

Tryx Ventures Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02 Departure of Directors or Principal Officers; Election of Directors’ Appointment of Principal Officers.

The registrant has received the written resignation of Franco Perrotta as Chief Financial Officer and director of our company and of Jeff Poloni as a director of our company.

On December 12, 2005, Franco Perrotta and Jeff Poloni resigned as members of our company’s board of directors. There were no disagreements among either Mr. Perrotta or Mr. Poloni, our company or our company’s board of directors on any matter relating to our company’s operations, policies or practices and there were no disagreements on any matter relating to the resignation of Mr. Perrotta and Mr. Poloni as directors of our company.

On December 12, 2005, Franco Perrotta also resigned as Chief Financial Officer of our company.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGN TECHNOLOGIES, INC.

By: /s/ Alessandra Bordon

Alessandra Bordon

Title: President, Chief Executive Officer and Treasurer

Date: December 21, 2005

2